                                                                      Exhibit 99


                                         For Release:          January 18, 2001
                                         Contact:              Eric Olson
          [ALLETE LOGO]                                        218-723-3947
                                                               eolson@allete.com

                                         Investor contact:     Tim Thorp
          NEWS                                                 218-723-3953
                                                               tthorp@allete.com


                  ALLETE SURPASSES GOAL FOR GROWTH DURING 2000
                  --------------------------------------------

ALLETE (NYSE: ALE) today announced 2000 operating net income of $118.2 million, compared with $104.2 million in 1999 resulting in operating earnings per share of $1.67 versus $1.49. Reported earnings per share rose to $2.11 from 97 cents last year, taking into account the now completed transactions relating to the company's investment in ACE Limited and Capital Re.

"We exceeded the company-wide goals for growth we set for ourselves at the beginning of 2000," said Ed Russell, ALLETE chief executive officer. "Our operating earnings per share increased by 12 percent, beating our original target of 10 percent. We're pleased with our earnings per share growth performance and our objective is to do as well or better in 2001."

Net income from automotive services rose by $8.6 million for the year, led by strong volume growth at both Automotive Finance Corporation and ADESA auctions. AFC saw a 14 percent increase in vehicles financed while the number of vehicles sold at ADESA auction sites increased by 27 percent in 2000.

Net income grew by $2.5 million in ALLETE's investments segment, reflecting strong sales at the company's Florida real estate business. Water services showed gains as well, increasing net income by $.9 million while adding 7 percent to its overall customer base, with water consumption up 12 percent for the year. Net income from energy services fell $1.9 million in 2000, due largely to lower wholesale power marketing margins from milder than usual weather conditions during the summer months.

"It's important to keep in mind that the diversified nature of our company includes businesses that deal with basic necessities such as cars, electricity, and water--items that people need and use every day," Russell said. "We believe that gives ALLETE shareholders a sound long-term investment even when domestic economic forecasts may not be so strong," Russell added.

                                     -more-

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ALLETE News Release                                                       Page 2
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

     ALLETE's fourth quarter operating net income for 2000 was $19 million, compared to $22.8 million in 1999. Investments net income was down $8.7 million for the quarter due to large real estate sales and emerging technology investment gains that occurred in the fourth quarter of 1999. Energy services showed gains due to increased retail sales in all customer classes and stringent cost reductions, while automotive services' net income for the quarter declined by $2.1 million. A temporary slowdown in auction sales volume and unusually bad weather, which affected multiple auction sites in December, resulted in reduced sales during the quarter. Overall, ALLETE's fourth quarter earnings were 27 cents per share, compared to 32 cents in 1999.

     ALLETE is a multi-services company with corporate headquarters in Duluth, Minnesota. ALLETE's holdings include the second largest wholesale automobile auction network in North America; the leading provider of independent auto dealer inventory financing; the largest private water utilities in Florida and North Carolina; significant real estate holdings in Florida; and a low-cost electric utility that serves some of the largest industrial customers in the United States.

     The statements contained in this release and statements that ALLETE may make orally in connection with this release that are not historical facts are forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements. These forward-looking statements involve risks and uncertainties and investors are directed to the risks discussed in documents filed by ALLETE with the Securities and Exchange Commission.

                                       ###

















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


ALLETE News Release                                                       Page 3
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
                                                              ALLETE
                                                 Consolidated Statement of Income
                                         For the Periods Ended December 31, 2000 and 1999
                                                 Millions Except Per Share Amounts

                                                                                   Quarter Ended                  Year to Date
                                                                                 2000         1999              2000         1999
------------------------------------------------------------------------------------------------------------------------------------
Operating Revenue
     Energy Services                                                           $ 162.9      $ 132.2         $    589.5   $    554.5
     Automotive Services                                                         159.8        100.3              546.4        406.6
     Water Services                                                               28.7         27.5              118.6        112.9
     Investments                                                                   7.4         26.9               77.4         57.8
------------------------------------------------------------------------------------------------------------------------------------
         Total Operating Revenue                                                 358.8        286.9            1,331.9      1,131.8
------------------------------------------------------------------------------------------------------------------------------------

Operating Expenses
     Fuel and Purchased Power                                                     62.3         45.4              229.0        200.2
     Operations                                                                  241.9        190.6              842.6        705.9
     Interest Expense                                                             22.0         15.8               69.2         59.5
------------------------------------------------------------------------------------------------------------------------------------
         Total Operating Expenses                                                326.2        251.8            1,140.8        965.6
------------------------------------------------------------------------------------------------------------------------------------
Operating Income Before Capital Re and ACE                                        32.6         35.1              191.1        166.2

Income (Loss) from Investment in Capital Re and
     Related Disposition of ACE                                                      -        (19.0)              48.0        (34.5)
------------------------------------------------------------------------------------------------------------------------------------
Operating Income                                                                  32.6         16.1              239.1        131.7

Distributions on Redeemable
     Preferred Securities of Subsidiary                                            1.5          1.5                6.0          6.0
Income Tax Expense                                                                12.1          3.9               84.5         57.7
------------------------------------------------------------------------------------------------------------------------------------
Net Income                                                                     $  19.0      $  10.7         $    148.6   $     68.0
------------------------------------------------------------------------------------------------------------------------------------

Average Shares of Common Stock
     Basic                                                                        70.3         69.0               69.8         68.4
     Diluted                                                                      70.6         69.3               70.1         68.7

Earnings Per Share of Common Stock
     Basic                                                                       $0.27        $0.15              $2.12        $0.97
     Diluted                                                                     $0.27        $0.15              $2.11        $0.97

Dividends Per Share of Common Stock                                            $0.2675      $0.2675              $1.07        $1.07
------------------------------------------------------------------------------------------------------------------------------------


                                     ALLETE
                           Consolidated Balance Sheet
                For the Periods Ended December 31, 2000 and 1999
                                    Millions


                                                 2000          1999
-----------------------------------------------------------------------
Assets
Current Assets                                 $  731.0      $  564.5
Property, Plant and Equipment                   1,479.7       1,258.8
Investments                                       116.4         197.2
Goodwill                                          472.8         181.0
Other                                             114.1         111.1
-----------------------------------------------------------------------
Total Assets                                   $2,914.0      $2,312.6
-----------------------------------------------------------------------


                                                 2000          1999
-----------------------------------------------------------------------
Liabilities and Stockholders' Equity
Current Liabilities                            $  707.0      $  398.3
Long-Term Debt                                    952.3         712.8
Other Liabilities                                 278.9         289.2
Mandatorily Redeemable Preferred
  Securities of ALLETE Capital I                   75.0          75.0
Redeemable Serial Preferred Stock                     -          20.0
Stockholders' Equity                              900.8         817.3
-----------------------------------------------------------------------
Total Liabilities and Stockholders' Equity     $2,914.0      $2,312.6
-----------------------------------------------------------------------



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

ALLETE News Release                                                       Page 4
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
                                                                          Quarter Ended                         Year to Date
                                                                          December 31,                          December 31,
ALLETE                                                               2000              1999                2000               1999
------------------------------------------------------------------------------------------------------------------------------------
Net Income
Millions

   Energy Services                                                  $11.7              $ 6.8               $ 43.1            $ 45.0
   Automotive Services                                                6.5                8.6                 48.5              39.9
   Water Services                                                     2.8                2.6                 13.1              12.2
   Investments                                                        2.6               11.3                 29.3              26.8
   Corporate Charges                                                 (4.6)              (6.5)               (15.8)            (19.7)
------------------------------------------------------------------------------------------------------------------------------------
     Net Income Before Capital Re and ACE                            19.0               22.8                118.2             104.2

   Capital Re and ACE Transactions *                                    -              (12.1)                30.4             (36.2)
------------------------------------------------------------------------------------------------------------------------------------
     Net Income                                                     $19.0             $ 10.7               $148.6            $ 68.0
------------------------------------------------------------------------------------------------------------------------------------
Diluted Earnings Per Share
   Before Capital Re and ACE Transactions                           $0.27             $ 0.32                $1.67            $ 1.49
   Capital Re and ACE Transactions *                                    -              (0.17)                0.44             (0.52)
------------------------------------------------------------------------------------------------------------------------------------
                                                                    $0.27             $ 0.15                $2.11            $ 0.97
------------------------------------------------------------------------------------------------------------------------------------
     * In May 2000 ALLETE sold its  investment  in ACE Limited  (ACE) common  stock,  which  resulted in an after-tax  gain of $30.4 million,  or $0.44 per share.  The ACE shares  were  received in  December  1999 upon  completion  of ACE's  merger with  Capital Re
Corporation  (Capital Re). During 1999 ALLETE recorded an aggregate $36.2 million,  or $0.52 per share after-tax  non-cash charge in connection with the valuation and exchange of its investment in Capital Re stock for the ACE shares,  including a $24.1 million,  or
$0.35 per share charge in the second quarter.

                                                                          Quarter Ended                         Year to Date
                                                                          December 31,                          December 31,
Statistical Data                                                     2000              1999                2000               1999
------------------------------------------------------------------------------------------------------------------------------------
Corporate
     Common Stock
         High                                                       $25.50             $18.69               $25.50           $22.09
         Low                                                        $20.13             $16.00               $14.75           $16.00
         Close                                                      $24.81             $16.94               $24.81           $16.94

     Book Value                                                     $12.06             $10.97               $12.06           $10.97

Energy Services
     Millions of Kilowatthours Sold

         Retail
              Residential                                            248.8              234.2                980.1            957.3
              Commercial                                             272.3              258.3              1,207.9          1,156.7
              Industrial                                           1,699.7            1,709.1              7,193.7          6,768.9
              Other                                                   18.8               20.5                 76.1             77.8
         Resale                                                      655.7              620.2              2,272.9          2,365.6
------------------------------------------------------------------------------------------------------------------------------------
                                                                   2,895.3            2,842.3             11,730.7         11,326.3
Automotive Services
         Vehicles Sold                                             380,000            232,000            1,319,000        1,037,000
         Vehicles Financed                                         200,000            186,000              795,000          695,000
         EBITDAL (Millions) **                                       $36.9              $25.5               $154.0           $114.6

Water Services
     Millions of Gallons Billed

     Florida Water Services
         Water                                                     4,653.9            3,922.6             19,310.0         17,251.4
         Wastewater                                                1,378.4            1,180.9              5,385.6          4,869.8

     Heater Utilities
         Water                                                       818.4              717.7              3,425.2          3,045.5

** Earnings Before Interest, Taxes, Depreciation, Amortization and Lease Expense

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